                                                                      Exhibit 99


January 16, 2003

Sally O. Thiel, Director                  Jo Ann Lehtihet
Investor Relations                        Media Relations
C-COR                                     C-COR
(814) 231-4402, email: sthiel@c-cor.net   (814) 231-4438, email: jlehtihet@c-cor.net

               C-COR REPORTS FINANCIAL RESULTS FOR SECOND QUARTER
                               OF FISCAL YEAR 2003

     State College, PA (January 16, 2003) - C-COR.net Corp. (Nasdaq: CCBL), a global provider of broadband communications products, software systems, and services, today reported its financial results for the second quarter of fiscal year 2003, ended December 27, 2002. Management will discuss C-COR's financial results on a conference call today at 9:45 AM (ET). For information on how to access the conference call, refer to C-COR's news release dated December 11, 2002 (posted on the C-COR web site at www.c-cor.net), or contact Investor Relations at 814-231-4438.

     Net sales for the second quarter of fiscal year 2003 were $54.0 million, compared to $67.2 million for the same period last year and $44.6 million for the previous quarter. Bookings in the second quarter were $57.4 million for a book-to-bill ratio of 1.06.

--------------------------------------------------------------------------------
Some of the information presented in this announcement constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company's judgment regarding future events, and are based on currently available information. Although the Company believes it has a reasonable basis for these forward-looking statements, the Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of uncertainties, many of which the Company is not aware. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the communications industry, changes in regard to significant customers, the demand for network integrity, the trend toward more fiber in the network, the Company's ability to develop new and enhanced products, the Company's ability to provide complete network solutions, continued industry consolidation, the development of competing technology, the global demand for the Company's products and services, and the Company's ability to integrate acquisitions and achieve its strategic objectives. For additional information concerning these and other important factors that may cause the Company's actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

C-COR REPORTS FINANCIAL RESULTS FOR SECOND QUARTER OF FISCAL YEAR 2003-ADD 1

     The Company recorded a net loss of $4.7 million for the second quarter of fiscal year 2003, compared to net income of $497,000 for the same period last year and a net loss of $7.3 million for the previous quarter. The net loss on a per share basis for the second quarter of fiscal year 2003 was $.13, compared to a profit of $.01 for the same period last year and a net loss of $.20 per share for the previous quarter.

     On a pro forma basis, the Company recorded a net loss of $4.3 million for the second quarter of fiscal year 2003, compared to net income of $949,000 for the same period last year and a net loss of $4.9 million for the previous quarter. The net loss per share on a pro forma basis for the second quarter of fiscal year 2003 was $.12, compared to a pro forma profit of $.03 per share for the same period last year and a pro forma net loss of $.13 per share for the previous quarter. For the second quarter of fiscal year 2003, pro forma results exclude a $926,000 provision for inventory obsolescence resulting from product rationalization as part of the integration of the Philips Broadband Networks acquisition, $496,000 of amortization of intangible assets relating to acquisitions, and a $675,000 gain on collections of accounts receivable that had been previously reserved and excluded from pro forma results. A complete reconciliation of the net loss reported on a GAAP (generally accepted accounting principles) basis with the net loss reported on a pro forma basis is provided in the attached table.

     C-COR anticipates that net sales for the third quarter of fiscal year 2003, ending March 28, 2003, will be between $54 million and $60 million with a net loss per share of between $.08

C-COR REPORTS FINANCIAL RESULTS FOR SECOND QUARTER OF FISCAL YEAR 2003-ADD 2

and $.12 on a GAAP basis. On a pro forma basis, the Company anticipates a net loss per share of between $.07 and $.11. The difference between the GAAP and pro forma projections is the exclusion of $496,000 of amortization of intangible assets relating to acquisitions from the pro forma results.

     The Company adopted Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets", as of June 29, 2002. As part of adopting this standard, the Company was required to assess the fair value of its business units to determine whether goodwill carried on its books was impaired as of the date of adoption and the extent of such impairment, if any. As a result of its evaluation, the Company did not have an impairment of goodwill as of June 29, 2002. The Company will be required to reevaluate whether goodwill is impaired on an ongoing annual basis. Although an exact estimate is not available at this time, it is likely that a substantial portion of the $71.2 million in goodwill reflected on the December 27, 2002, balance sheet will be determined to be impaired through the annual assessment test and would be reflected in the fourth quarter of fiscal year 2003 as a goodwill impairment charge.

About C-COR

         C-COR (www.c-cor.net) is a leading provider of premium quality, globally-oriented fiber optic, digital video transport, and RF telecommunication products; OSS (Operations Support System) management solutions; and high-end technical field services--all enabling cost-effective delivery of voice, video, and high-speed data over advanced HFC (Hybrid Fiber Coax) broadband networks. Headquartered in the U.S. with facilities worldwide, C-COR's mission is to provide our customers with second-to-none network integrity throughout the full network life cycle. C-COR's common stock is listed on the Nasdaq National Market (Symbol: CCBL) and is a component of the Russell 2000 Stock Index.

C-COR REPORTS FINANCIAL RESULTS FOR SECOND QUARTER OF FISCAL YEAR 2003-ADD 3


C-COR.net Corp.
Condensed Consolidated Statements of Operations
(unaudited, in thousands except per share amounts)

                                                                    Thirteen Weeks Ended
                                                             --------------------------------
                                                             December 27,        December 28,
                                                                 2002                2001
                                                             ---------------     ------------
Net sales                                                    $    53,974         $    67,171
Cost of sales                                                     41,390              46,657
                                                             ---------------     ------------
Gross margin                                                      12,584              20,514
Operating expenses:
   Selling and administrative                                     12,489              11,130
   Research and product development                                7,404               7,624
   Amortization of goodwill and other intangibles                    496               1,904
   Restructuring costs                                               (13)               (401)
                                                             ---------------     ------------
      Total operating expenses                                    20,376              20,257

Income (loss) from operations                                     (7,792)                257

Interest expense                                                     (14)                (64)
Investment income                                                    138                 497
Foreign exchange gain                                                468                 456
Other income, net                                                     23                  46
                                                             ---------------     ------------
Income (loss) before income taxes                                 (7,177)              1,192

Income tax expense (benefit)                                      (2,469)                695
                                                             ---------------     ------------
Net income (loss)                                            $    (4,708)        $       497
                                                             ===============     ============

Net income (loss) per share:

   Basic                                                     $     (0.13)        $      0.02
   Diluted                                                   $     (0.13)        $      0.01

Weighted average common shares and
   common share equivalents
      Basic                                                       36,355              32,129
      Diluted                                                     36,355              33,517

C-COR REPORTS FINANCIAL RESULTS FOR SECOND QUARTER OF FISCAL YEAR 2003-ADD 4


C-COR.net Corp.
Condensed Consolidated Statements of Operations
(unaudited, in thousands except per share amounts)

                                                      Twenty-Six Weeks Ended
                                                   ----------------------------
                                                   December 27,    December 28,
                                                       2002            2001
                                                   ------------    ------------
Net sales                                          $    98,609     $   119,196
Cost of sales                                           75,816          85,098
                                                   ------------    ------------
Gross margin                                            22,793          34,098

Operating expenses:
   Selling and administrative                           24,256          21,850
   Research and product development                     13,806          14,324
   Amortization of goodwill and other intangibles          789           3,808
   Acquired in-process technology charge                 1,560               0
   Restructuring costs                                     198           1,102
                                                   ------------    ------------
      Total operating expenses                          40,609          41,084

Loss from operations                                   (17,816)         (6,986)

Interest expense                                          (236)            (89)
Investment income                                          729           1,000
Foreign exchange gain                                      371             435
Other expense, net                                        (856)         (1,694)
                                                   ------------    ------------
Loss before income taxes                               (17,808)         (7,334)

Income tax benefit                                      (5,842)         (2,460)
                                                   ------------    ------------
Net loss                                           $   (11,966)    $    (4,874)
                                                   ============    ============

Net loss per share:
   Basic                                           $     (0.33)    $     (0.15)
   Diluted                                         $     (0.33)    $     (0.15)

Weighted average common shares and
   common share equivalents
      Basic                                             36,351          32,304
      Diluted                                           36,351          32,304

C-COR REPORTS FINANCIAL RESULTS FOR SECOND QUARTER OF FISCAL YEAR 2003-ADD 5


C-COR.net Corp.
Pro Forma Condensed Consolidated Statements of Operations*
(unaudited, in thousands except per share amounts)

                                                                               Thirteen Weeks Ended
                                                                        ---------------------------------
                                                                         December 27,        December 28,
                                                                             2002               2001
                                                                        --------------      -------------
Net sales                                                                 $     53,974        $    67,171
Cost of sales                                                                   40,464             46,657
                                                                        --------------      -------------
Gross margin                                                                    13,510             20,514

Operating expenses:
   Selling and administrative                                                   13,164             11,130
   Research and product development                                              7,404              7,624
                                                                        --------------      -------------
      Total operating expenses                                                  20,568             18,754

Income (loss) from operations                                                   (7,058)             1,760

Interest expense                                                                   (14)               (64)
Investment income                                                                  138                497
Foreign exchange gain (loss)                                                       468                 (8)
Other income, net                                                                   23                 46
                                                                        --------------      -------------

Income (loss) before income taxes                                               (6,443)             2,231

Income tax expense (benefit)                                                    (2,129)             1,282
                                                                        --------------      -------------
Net income (loss)                                                         $     (4,314)       $       949
                                                                        ==============      =============

Net income (loss) per share:
   Basic                                                                  $      (0.12)       $      0.03
   Diluted                                                                $      (0.12)       $      0.03

Weighted average common shares and
   common share equivalents
      Basic                                                                     36,355             32,129
      Diluted                                                                   36,355             33,517

* The above pro forma condensed consolidated statements of operations have been adjusted to exclude the following non-operational and non-recurring items and reconcile to generally accepted accounting principles (GAAP) net income
   (loss) as follows:

Net income (loss) per GAAP                                         $(4,708)   $   497
  Pro forma adjustments:
    Amortization of goodwill and other intangibles                     496      1,904
    Restructuring costs                                                (13)      (401)
    Obsolescence due to product rationalization from acquisition       926          0
    Recovery of accounts receivable                                   (675)         0
    Foreign currency gain related to the Argentina operation             0       (464)
    Adjustment for income taxes                                       (340)      (587)
                                                                   -------    -------
Pro forma net income (loss)                                        $(4,314)   $   949
                                                                   =======    =======

We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, GAAP and may be different from the pro forma information provided by other companies.

C-COR REPORTS FINANCIAL RESULTS FOR SECOND QUARTER OF FISCAL YEAR 2003-ADD 6 C-COR.net Corp.

Pro Forma Condensed Consolidated Statements of Operations*
(unaudited, in thousands except per share amounts)

                                                   Twenty-Six Weeks Ended
                                                -----------------------------
                                                December 27,     December 28,
                                                    2002             2001
                                                ------------     ------------

Net sales                                       $     98,609     $    119,196
Cost of sales                                         74,890           85,098
                                                ------------     ------------
Gross margin                                          23,719           34,098
Operating expenses:
   Selling and administrative                         24,931           21,850
   Research and product development                   13,806           14,324
                                                ------------     ------------
      Total operating expenses                        38,737           36,174

Loss from operations                                 (15,018)          (2,076)

Interest expense                                         (37)             (89)
Investment income                                        729            1,000
Foreign exchange gain (loss)                             371              (29)
Other expense, net                                       (44)            (394)
                                                ------------     ------------

Loss before income taxes                             (13,999)          (1,588)

Income tax benefit                                    (4,811)            (131)
                                                ------------     ------------
Net loss                                        $     (9,188)    $     (1,457)
                                                ============     ============

Net loss per share:
   Basic                                                         $      (0.25)     $      (0.05)
   Diluted                                                       $      (0.25)     $      (0.05)

Weighted average common shares and
    common share equivalents
      Basic                                                            36,351            32,304
      Diluted                                                          36,351            32,304

* The above pro forma condensed consolidated statements of operations have been adjusted to exclude the following non-operational and non-recurring items and reconcile to generally accepted accounting principles (GAAP) net loss as follows:


Net loss per GAAP                                                $    (11,966)     $     (4,874)
  Pro forma adjustments:
    Amortization of goodwill and other intangibles                        789             3,808
    Restructuring costs                                                   198             1,102
    Obsolescence due to product rationalization from acquisition          926                 0
    Recovery of accounts receivable                                      (675)                0
    Impairment of (recovery on) note receivable                          (800)            1,300
    Acquired in-process technology charge                               1,560                 0
    Settlement of foreign exchange contract                             1,612                 0
    Foreign currency gain related to the Argentina operation                0              (464)
    Other purchase accounting adjustments                                 199                 0
    Adjustment for income taxes                                        (1,031)           (2,329)
                                                                 ------------      ------------
Pro forma net loss                                               $     (9,188)     $     (1,457)
                                                                 ============      ============

We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, GAAP and may be different from the pro forma information provided by other companies.

C-COR REPORTS FINANCIAL RESULTS FOR SECOND QUARTER OF FISCAL YEAR 2003-ADD 7


C-COR.net Corp.
Consolidated Balance Sheets
(in thousands of dollars)

                                                              December 27,       June 28,
                                                                  2002             2002
                                                             --------------    ------------
                                                               (unaudited)
ASSETS
Current assets
  Cash and cash equivalents                                    $     37,783     $   111,858
  Accounts and notes receivables, net                                38,315          27,582
  Inventories                                                        47,589          39,084
  Refundable income taxes                                               888          10,425
  Deferred taxes                                                     18,462          18,715
  Other                                                               4,403           6,020
                                                             --------------    ------------
Total current assets                                                147,440         213,684
                                                             --------------    ------------

Property, plant and equipment, net                                   26,851          24,701
Intangible assets, net                                               75,691           8,843
Deferred taxes                                                       28,410          20,549
Other long-term assets                                                3,392           3,046
                                                             --------------    ------------
Total                                                          $    281,784     $   270,823
                                                             ==============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Accounts payable                                             $     21,921     $    15,333
  Accrued liabilities                                                49,289          32,991
  Current portion of long-term debt                                     642             633
                                                             --------------    ------------
Total current liabilities                                            71,852          48,957

Long-term debt, less current portion                                  1,125           1,263
Other long-term liabilities                                           2,036           2,005
Shareholders' equity                                                206,771         218,598
                                                             --------------    ------------
Total                                                          $    281,784     $   270,823
                                                             ==============    ============

                                     #####